UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2021

Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Philips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 644-7670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DFH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Dream Finders Homes, Inc. (the “Company”) held on June 15, 2021 (the “Annual Meeting”), the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 29, 2021.

Proposal 1 – Election of Directors

The Company’s stockholders elected the following nominees for director to serve one-year terms expiring at the Company’s 2022 Annual Meeting of Stockholders and until such director’s successor is duly elected or appointed and qualified or, if earlier, such director’s earlier death, resignation or removal:

Nominee	For	Against	Abstentions	Broker Non-Votes
Patrick O. Zalupski	188,507,581	529,789	562	3,448,959
W. Radford Lovett II	186,844,571	2,192,900	461	3,448,959
Megha H. Parekh	188,087,773	949,244	915	3,448,959
Justin W. Udelhofen	188,089,378	948,048	506	3,448,959
William H. Walton, III	188,089,324	948,102	506	3,448,959

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 by the following vote:

For	Against	Abstentions	Broker Non-Votes
192,415,596	1,236	70,059	—

Proposal 3 – Non-Binding Advisory Vote to Approve the Frequency of Future Stockholder Non-Binding Advisory Votes on Compensation Paid to Named Executive Officers

The results of the non-binding advisory vote to approve the frequency of  future non-binding advisory votes (each such vote, a “Say-on-Pay Vote”) on the compensation paid to the Company’s named executive officers was as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
188,101,671	25,569	5,711	904,981	—

In accordance with the results of this advisory vote, the Company intends to hold non-binding Say-on-Pay Votes annually until the next required non-binding advisory vote on the frequency of future non-binding Say-on-Pay Votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

	By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary

Date: June 16, 2021